UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2020 (May 19, 2020)

FRONT YARD RESIDENTIAL CORPORATION

(Exact name of Registrant as specified in its charter)

MARYLAND	001-35657	46-0633510
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Altisource Asset Management Corporation

5100 Tamarind Reef

Christiansted, United States Virgin Islands 00820

(Address of principal executive offices including zip code)

(340) 692-0525

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	RESI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On May 19, 2020 (the “Closing Date”) Front Yard Residential Corporation (“Front Yard” or the “Company”) issued and sold to Amherst Single Family Residential Partners VI, LP (the “Purchaser”), an affiliate of Amherst Residential, LLC 4.4 million shares of Front Yard common stock (the “Acquired Shares”) at a price of $12.50 per share for an aggregate cash purchase price of $55 million pursuant to that certain Investment Agreement (the “Investment Agreement”) dated May 4, 2020 by and between the Company and the Purchaser. The Purchaser has also agreed to a customary standstill for a two-year period and a restriction on transferring the Acquired Shares for one year (other than to permitted transferees). Beginning on the first anniversary of the Closing Date, the Purchaser will be entitled to transfer up to 1.1 million of the Acquired Shares per quarter on a cumulative basis.

The Investment Agreement is filed as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company on May 5, 2020 and is incorporated herein by reference. The foregoing description of the Investment Agreement does not purport to be complete and is qualified in its entirety by reference to such exhibit.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 hereof is incorporated herein by reference.

The Company is offering the Acquired Shares to the Purchaser in reliance on exemptions from registration provided under Section 4(a)(2) of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder. The Company relied on this exemption from registration based in part on representations made by the Purchaser in the Investment Agreement, which included that it is an “accredited investor” (as defined in Rule 501 under the Securities Act).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Front Yard Residential Corporation

Date: May 19, 2020	By:	/s/ Robin N. Lowe
Name: Robin N. Lowe
Title: Chief Financial Officer